Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 15 — Subsequent Events

As the Company did not consummate the Direct Listing by April 15, 2023, as required by the notice from the holders of the Bridge Notes (other than LiveOne), the Company redeemed (i) $1,000,000 of the outstanding Bridge Notes (other than the Bridge Notes issued to LiveOne) on April 7, 2023, (ii) an additional $1,000,000 of the outstanding Bridge Notes (other than the Bridge Notes issued to LiveOne) on May 13, 2023, and (iii) an additional $1,000,000 of the outstanding Bridge Notes (other than the Bridge Notes issued to LiveOne) on June 3, 2023. The Company is not required to redeem any additional Bridge Notes, other than at maturity, subject to the Bridge Notes automatically converting as described herein.

On June 7, 2023, the Company received a written notice from District 2 Capital Fund LP, in its capacity as a noteholder and noteholder agent for the Noteholders (as defined below) (the “Noteholders Agent”), that the Noteholder Agent alleges that an event of default has occurred with respect to those certain Subscription Agreements, dated as of July 15, 2022 (the “Subscription Agreements”), by and among the Company, LiveOne, in its capacity as guarantor of certain PodcastOne obligations thereunder, and the respective noteholders party thereto (the “Noteholders), and the related 10% Original Issue Discount Convertible Promissory Notes, dated as of July 15, 2022 (the “Notes”), made by the Company in favor of the Noteholders (the “Notice”). The Notice indicates that an event of default has occurred as a result of the Company not timely making the third redemption payment by June 3, 2023 under the terms of the Notes and the Subscription Agreements (the “Payment”), which payment the Notice states the Noteholders received on June 5, 2023, and provides that as a result the Noteholders Agent has declared all outstanding indebtedness represented by the Notes (other than LiveOne) to be immediately due and payable at the Mandatory Default Amount (as defined in the Notes), together with all reasonable out-of-pocket expenses of collection thereof, and that beginning from June 4, 2023, the outstanding principal amount of the Notes began accruing interest at a rate per annum equal to 16%, and demands for such payments to be immediately made in full to each Noteholder (other than LiveOne). As of June 29, 2023, the outstanding principal amount of the Notes, plus accrued interest (at the normal rate provided by the Notes), held by the Noteholders (other than LiveOne) is approximately $3.1 million. A description of the Subscription Agreements, the Notes and related agreements are contained elsewhere in this Annual Report and copies of such agreements are filed as exhibits to this Annual Report.

The Company and LiveOne strongly disagree with the claims in the Notice that an event of default has occurred and in good faith believe that an event of default has not occurred and assert that the Payment was timely made on June 3, 2023, that no event of default has occurred or is continuing, and consequently the demand for payment in the Notice is invalid. Accordingly the Company and LiveOne believe that no further payments are required to the Noteholders until the maturity of the Notes, subject to their earlier automatic conversion upon the closing of a Qualified Financing or Qualified Event. The Company and PodcastOne have invited the Noteholders Agent to immediately reconsider and to rescind its Notice and request for payment.

On June 20, 2023, LiveOne entered into a binding letter of intent to acquire Guru Fantasy Reports, Inc. (“Guru Reports”) for $3.5 million to be paid out in shares of common stock of PodcastOne, subject to standard and other closing conditions as set forth therein. If completed, the number of shares of common stock of PodcastOne will be based on a value of $8.00 per share.